Exhibit 99.3

BOQI INTERNATIONAL MEDICAL, INC.

(formerly known as “NF ENERGY SAVING CORPORATION”)

PRO FORMA CONDENSED COMBINED BALANCE SHEETS

AS OF SEPTEMBER 30, 2019

(UNAUDITED)

	BOQI	Lasting Wisdom
	International	Holdings		Combined
	Medical Inc.	Limited	Adjustments	Pro Forma

ASSETS
CURRENT ASSETS
Cash	$65,354	$116,976	$-	$182,330
Restricted cash	180,525	-	-	180,525
Accounts receivable, net	348,083	59,927	-	408,010
Retention receivable, net	25,590	-	-	25,590
Advances to suppliers, net	-	57,237	-	57,237
Amount due from related parties	601,951	52,172	-	654,123
Inventories	1,531,728	981,434	-	2,513,162
VAT deductible	-	-	-	-
Prepayments and other receivables, net	2,459,845	172,738	(2,040,000)	592,583

Total current assets	5,213,076	1,440,484	(2,040,000)	4,613,560

NON-CURRENT ASSETS
Property, plant and equipment, net	16,802,665	42,762	-	16,845,427
Intangible assets, net	2,348,558	21,736	8,248,029	10,618,323

Total non-current assets	19,151,223	64,498	8,248,029	27,463,750

TOTAL ASSETS	$24,364,299	$1,504,982	$6,208,029	$32,077,310

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Short-term bank borrowings	$5,652,561	$-	$-	$5,652,561
Convertible promissory note, net	3,647	-	-	3,647
Derivative liability	142,074	-	-	142,074
Accounts payable, trade	2,447,711	698,134	-	3,145,845
Accounts payable, trade-related parties	386,879	-	-	386,879
Advances from customers	-	115,950	-	115,950
Amount due to related parties	2,464,568	707	-	2,465,275
Taxes payable	1,110,621	13,302	-	1,123,923
Other payables and accrued liabilities	2,349,163	139,529	5,655,389	8,144,081

Total current liabilities	14,557,224	967,622	5,655,389	21,180,235

TOTAL LIABILITIES	14,557,224	967,622	5,655,389	21,180,235

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY
Common stock, $0.001 par value, 50,000,000 shares authorized, 9,073,289 share issued and outstanding as of September 30, 2019	8,073	-	1,000	9,073
Paid-in capital	-	2,055,823	(2,055,823)	-
Additional paid-in capital	14,594,825	2,567,019	2,607,463	19,769,307
Statutory reserves	2,227,634	-	-	2,227,634
Accumulated deficit	(8,417,261)	(4,132,616)	-	(12,549,877)
Accumulated other comprehensive income	1,547,401	47,134	-	1,594,535
Total NF Energy Saving Corporation's equity	9,960,672	537,360	552,640	11,050,672

NONCONTROLING INTERESTS	(153,597)	-	-	(153,597)

Total equity	9,807,075	537,360	552,640	10,897,075

Total liabilities and shareholders’ equity	$24,364,299	$1,504,982	$6,208,029	$32,077,310

See accompanying notes to the unaudited pro forma condensed combined financial statements

BOQI INTERNATIONAL MEDICAL INC. (FORMERLY KNOWN AS “NF ENERGY SAVING CORPORATION”)

PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019

(UNAUDITED)

	BOQI	Lasting Wisdom
	International	Holdings		Combined
	Medical Inc.	Limited	Adjustments	Pro Forma

REVENUES	$1,120,804	$1,486,969	$-	$2,607,773

COST OF REVENUES	1,030,862	1,242,663	-	2,273,525

GROSS PROFIT	89,942	244,306	-	334,248

OPERATING EXPENSES:
Sales and marketing	119,820	1,329,420		1,449,240
General and administrative	1,487,943	376,421	773,253	2,637,617
Total operating expenses	1,607,763	1,705,841	773,253	4,086,857

LOSS FROM OPERATIONS	(1,517,821)	(1,461,535)	(773,253)	(3,752,609)

OTHER INCOME (EXPENSE)
Interest income (expense), net	(466,582)	123		(466,459)

Other income (expense), net	11,021	(8,174)		2,847
Total other income (expense), net	(455,561)	(8,051)	-	(463,612)

LOSS BEFORE INCOME TAXES	(1,973,382)	(1,469,586)	(773,253)	(4,216,221)

PROVISION FOR INCOME TAXES	-	-		-

NET LOSS	(1,973,382)	(1,469,586)	(773,253)	(4,216,221)
Less: net income attributable to noncontrolling interest	777	-		777
NET LOSS ATTRIBITABLE TO BOQI INTERNATIONAL MEEICAL INC. (FORMERLY KNOWN AS “ NF NERGY SAVING CORPORATION”)	$(1,974,159)	$(1,469,586)	$(773,253)	$(4,216,998)

COMPREHENSIVE LOSS
NET LOSS	$(1,973,382)	$(1,469,586)	$(773,253)	$(4,216,221)
OTHER COMPREHENSIVE LOSS
Foreign currency translation adjustment	(244,964)	68,678		(176,286)
TOTAL COMPREHENSIVE LOSS	$(2,218,346)	$(1,400,908)	$(773,253)	$(4,392,507)
Less: comprehensive income attributable to non-controlling interest	3,286	-		3,286
COMPREHENSIVE LOSS ATTRIBUTABLE TO BOQI INTERNATIONAL MEEICAL INC. (FORMERLY KNOWN AS “ NF ENERGY SAVING CORPORATION”)	$(2,221,632)	$(1,400,908)	$(773,253)	$(4,395,793)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic and diluted	7,871,824	-	1,000,000	8,871,824

LOSS PER SHARE
Basic and diluted	$(0.25)	$ N/A	$(0.77)	$(0.48)

See accompanying notes to the unaudited pro forma condensed combined financial statements

BOQI INTERNATIONAL MEDICAL INC. (FORMERLY KNOWN AS “NF ENERGY SAVING CORPORATION”)

PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE YEAR ENDED DECEMBER 31, 2018

(UNAUDITED)

	BOQI	Lasting Wisdom
	International	Holdings		Combined
	Medical Inc.	Limited	Adjustments	Pro Forma

REVENUES	$6,542,232	$2,621,757	$-	$9,163,989

COST OF REVENUES	6,082,878	2,358,877		8,441,755

GROSS PROFIT	459,354	262,880	-	722,234

OPERATING EXPENSES:
Sales and marketing	133,788	1,779,743		1,913,531
General and administrative	16,119,299	754,234	1,031,004	17,904,537
Total operating expenses	16,253,087	2,533,977	1,031,004	19,818,068

LOSS FROM OPERATIONS	(15,793,733)	(2,271,097)	(1,031,004)	(19,095,834)

OTHER INCOME (EXPENSE)
Interest income	505	248		753
Interest expense	(416,412)	(216)		(416,628)
Other income (expense), net	(790,037)	4,380		(785,657)
Total other income (expense), net	(1,205,944)	4,412	-	(1,201,532)

LOSS BEFORE INCOME TAXES	(16,999,677)	(2,266,685)	(1,031,004)	(20,297,366)

PROVISION FOR INCOME TAXES	117	259		376

NET LOSS	(16,999,794)	(2,266,944)	(1,031,004)	(20,297,742)
Less: net loss attributable to noncontrolling interest	(213,285)	-		(213,285)
NET LOSS ATTRIBUTABLE TO BOQI INTERNATIONAL MEDICAL INC. (FORMERLY KNOWN AS “NF ENERGY SAVING CORPORATION”)	$(16,786,509)	$(2,266,944)	$(1,031,004)	$(20,084,457)

COMPREHENSIVE LOSS
NET LOSS	$(16,999,794)	$(2,266,944)	$(1,031,004)	$(20,297,742)
OTHER COMPREHENSIVE LOSS
Foreign currency translation adjustment	(825,527)	(20,648)		(846,175)
TOTAL COMPREHENSIVE LOSS	$(17,825,321)	$(2,287,592)	$(1,031,004)	$(21,143,917)
Less: comprehensive loss attributable to non-controlling interest	(199,355)			(199,355)
COMPREHENSIVE LOSS ATTRIBUTABLE TO BOQI INTERNATIONAL MEDICAL INC. (FORMERLY KNOWN AS “NF ENERGY SAVING CORPORATION”)	$(17,625,966)	$(2,287,592)	$(1,031,004)	$(20,944,562)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic and diluted	7,477,399	-	1,500,000	8,977,399

LOSS PER SHARE
Basic and diluted	$(2.24)	$ N/A	$(0.69)	$(2.24)

See accompanying notes to the unaudited pro forma condensed combined financial statements

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The acquisition by BOQI INTERNATIONAL MEDICAL INC. (FORMERLY KNOWN AS “NF Energy Saving Corporation“(the “Company”) of Lasting Wisdom Holdings Limited (“Lasting”), a company organized under the laws of the British Virgin Islands (the “BVI”), closed on October 14, 2019.

On April 11, 2019, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement” or “Agreement”) with Lasting, Pukung Limited (“Pukung”), a company organized under the laws of Hong Kong and wholly owned by Lasting, Beijing Xin Rong Xin Industrial Development Co., Ltd.,(“Xinrongxin”), a company organized under the laws of the People’s Republic of China (the “PRC”) and wholly owned by Pukung, Boqi Zhengji Pharmacy Chain Co., Ltd., (“Boqi Zhengji”), a company incorporated under the laws of the PRC and wholly owned by Xinrongxin (Lasting and all its subsidiaries mentioned above collectively referred as “Lasting” or the “Acquired Companies”) and several additional individual sellers listed in the Agreement whereby the Company agreed to purchase 100% of the equity interests in Lasting (the “Shares”). In accordance with the Agreement, the total purchase price for the Shares is RMB 40 million plus up to 1.5 million shares of the Company’s common stock (the “Purchase Price”), which is based on an initial appraisal of the fair market value of the acquired company of RMB 100 million. The Purchase Price is subject to post-closing adjustments (contingent on a final appraisal of the fair market value of the Acquired Company). On April 20, 2019, the Company issued 500,000 shares of its common stock to the five shareholders of Lasting as an initial payment and an additional 1,000,000 shares of common stock were issued to the shareholders of Lasting on October 2, 2019. On October 14, 2019, the Company and Lasting announced that the acquisition was closed. The cash portion of the consideration has not been paid as of the date of the pro forma combined financial information.

Lasting, through its indirectly subsidiary Boqi Zhengji engages both in retail and wholesale distribution of pharmaceuticals and other healthcare products in the PRC. Boqi Zhengji sells its pharmaceuticals and other healthcare products to customers through its directly-owned stores. It also sells pharmaceuticals and other healthcare products to its authorized retail stores, which will sell to its own customers. Boqi Zhengji’s offers a wide range of products, including prescription and over-the-counter (“OTC”) drugs, nutritional supplements, traditional Chinese medicines (“TCM”), personal and family care products and medical devices, as well as convenience products. Most of the retail pharmacies are located in Dalian City, Liaoning Province of China. Lasting also distributes its product to third party pharmacies, hospitals and local distributors.

The unaudited pro forma condensed combined balance sheet combines the Company’s and the Acquired Companies balance sheets as of September 30, 2019, and giving pro forma effect to the above transaction as if it had occurred on September 30, 2019. The unaudited pro forma condensed combined statement of operations combines the Company’s and Acquired Companies’ operations for the nine months ended September 30, 2019 and the year ended December 31, 2018, giving effect to the transaction as described on a pro forma basis as if the transaction had been complete on January 1, 2018.

The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X. These pro forma financial statements should be read in conjunction with the audited historical financial statements of the Company, and the related financial statements for Lasting, which included elsewhere in this current report on Form 8-K.

The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the acquisition of Lasting by the Company occurred on the indicated, or during the operational periods presented, nor is it necessarily indicative of the future financial position or operating results.

A preliminary allocation of the purchase price has been made to major categories of assets and liabilities in the accompanying pro forma financial statements based on available information. The actual allocation of purchase price and the resulting effect on income from operations may differ significantly from the pro forma amounts included herein. These pro forma adjustments represent the Company’s preliminary determination of purchase accounting adjustments and are based upon available information and certain assumptions that the Company believes to be reasonable. Consequently, the amounts reflected in the pro forma financial statements are subject to change, and the final amounts may differ substantially.

BOQI International Medical, Inc. (formerly known as “NF Energy Saving Corporation”) and Subsidiaries

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

1.	Basis of Presentation

The unaudited pro forma condensed combined financial statements were prepared using the acquisition method of accounting under the provision of ASC 805 on the basis of the Company as the accounting acquirer. Under the acquisition method, the acquisition date fair value of the gross consideration paid by the Company to close the acquisition was allocated to the assets acquired and liabilities assumed based on their estimated fair value. Management has made significant estimates and assumptions in determining the preliminary allocation of the gross consideration transferred in the unaudited pro forma condensed combined financial information. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amount recorded may differ materially from the information presented.

The pro forma adjustments reflecting the consummation of the acquisition are based on certain currently available information and certain assumptions and methodologies that the Company believes are reasonable under the circumstances. The unaudited condensed pro forma adjustments may be revised as additional information becomes available and alternative valuation methodologies are evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the differences may be material. The Company believes that its assumptions and methodologies provide a reasonable basis for presenting all the significant effects of the acquisition contemplated based on information available to management at the time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined balance sheet combines the Company and Lasting and its subsidiaries balance sheets as of September 30, 2019 as if the acquisition had occurred on September 30, 2019, The unaudited pro forma condensed combined statement of operations combines the Company’s and Lasting’s operations for the nine months ended September 30, 2019 and the year ended December 31, 2018, presented as if the acquisition had been complete on January 1, 2018. These unaudited pro forma combined condensed financial statements are based upon the historical financial statements of the Company and Lasting after considering the effect of the adjustments described in these footnotes.

The accompanying unaudited pro forma combined financial statements do not give effect to any cost savings, revenue synergies or restructuring costs which may result from the integration of the operation of the Company and Lasting. Further, actual results may be different from these unaudited pro forma combined financial statements. They should be read in conjunction with the historical financial statements and notes thereto of the Company and Lasting.

2.	Estimated Preliminary Purchase Price Allocation

The preliminary consideration and allocation of the purchase price to the fair value of Lasting’s assets acquired and liabilities assumed as if the acquisition date was September 30, 2019 is presented below:

Calculation of consideration per the securities purchase agreement
Cash consideration		$5,655,389
Common shares issuance		3,130,000
Total consideration		8,785,389

Recognized amounts of identifiable assets acquired and liabilities assumed
Cash	116,976
Accounts receivable	59,927
Advances to suppliers	57,237
Amount due from related parties	52,172
Inventories	981,434
Prepayments and other receivables	172,738
Equipment and vehicle	42,762
Intangible assets	21,736
Accounts payable	(698,134)
Advances from Customers	(115,950)
Amount due to related parties	(707)
Taxes payable	13,302)
Other payables and accrued liabilities	(139,529)
Intangible assets –pharmacy store club members	8,248,029
Net assets acquired		$8,785,389

Intangible assets – represents the fair value of the pharmacy store club members. The Company estimates that the existing and future pharmacy store club members will help to generate enough revenue in the next 8 years, and therefore will amortize the intangible assets represented by the pharmacy store club members through 8 years using the straight-line method.

The Company has not completed the detailed valuation necessary to estimate the fair value of the assets acquired and the liabilities assumed and, accordingly, the adjustments to record the assets acquired and liabilities assumed at fair value reflect the best estimate of the Company based on the information currently available and are subject to change once additional analyses are completed. Furthermore, the cash portion of purchase price has not been paid yet and the final purchase may be subject to certain closing adjustment items pursuant to the Securities Purchase Agreement.

3.	Pro Forma Adjustments

The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the acquisition and has been prepared for informational purposed only.

The historical financial statements have been adjusted in the unaudited pro forma condensed combined financial information to give pro forma effect to events that are directly attributable to the acquisition, factually supportable, and with respect to the statements of operations, expected to have a continuing impact on the results of the Company.

The pro forma adjustments are comprised of the following elements:

(a)	Represents the unpaid cash consideration payable to the former Lasting shareholders;

(b)	Represents the reclassification of the 500,000 shares (the “Shares”) issued by BIMI to the former Lasting shareholders on April 2, 2019 as the initial purchase price paid by BIMI for the acquisition of Lasting. The Shares were originally classified as initial consideration paid by BIMI and subsequently reclassified as intangible assets of BIMI.

(c)	Reflects part of the share consideration payable to the former Lasting shareholders, that was actually issued on October 2, 2019 at the closing price of $1.09, valued at $1,090,000 for the shares issued;

(d)	Represents consideration allocated to as Goodwill in the acquisition, which was the amount that the purchase price exceeded the fair value of the identifiable net assets;

(e)	Reflects the elimination of Lasting’s shareholders equity after the closing of the acquisition.

(f)	Reflects amortization of the intangible assets of membership in the pharmacy stores for the reporting period.